FOR FURTHER INFORMATION:                                            Exhibit 99.1



AT THE COMPANY:                                   AT FLEISHMAN HILLARD:
Mark J. Schulte                                   Sharon J. Erikson
President and Chief Executive Officer             Vice President
(312) 977-3700                                    (312) 751-8878

FOR IMMEDIATE RELEASE
THURSDAY, MARCH 4, 1999

           BROOKDALE LIVING COMMUNITIES REPORTS FOURTH QUARTER RESULTS
           -----------------------------------------------------------

Chicago, March 4, 1999 - Brookdale Living Communities, Inc. (NASDAQ: BLCI), a national provider of senior and assisted living services to the elderly, today announced fourth quarter net income of $2.2 million, or $0.21 per diluted share, on revenues of $21.7 million versus $0.3 million, $0.04 and $12.4 million respectively in Q4 1997. For the full year 1998, Brookdale reported net income of $6.7 million, or $0.67 per diluted share on revenues of $77.7 million. Increased results were driven by internal as well as external portfolio growth and significant progress on properties under development.

Brookdale Living Communities Highlights for the Fourth Quarter of 1998

-  Net income of $2.2 million,  or $0.21 per diluted  share,  versus $0.04 in Q4
   1997.
- Fourth quarter total revenues of $21.7 million, an increase of 74% over year-earlier period.
- After-tax cash flow (as defined below) of $4.6 million, or $0.44 per basic share, ($0.43 per diluted share) versus $1.5 million and $.20 per diluted share in Q4 1997.
- Average occupancy rates on stabilized facilities of approximately 97% at December 31, 1998.
- A total of five properties under construction (1,100 units), with an additional five properties in development (1,100 units or approximately 2,200 units in total).
-  Closed on the 274 unit  Woodside  Terrace lease  transaction  on December 22,
   1998.
- Closed on the 285 unit River Bay Club lease transaction on January 19, 1999, bringing the total number of units operated to 4,168, a 56% increase over Q4 1997.

"We are pleased to report that we are again in-line with analysts' expectations this quarter and for year end 1998. We are proud of our track record of meeting or beating expectations since the company's IPO in May of 1997," said Mark J. Schulte, President and Chief Executive Officer of Brookdale, "These results continue to demonstrate our ability to execute our business plan, the strength of the markets in which we operate and validate our strategy in the senior and assisted living sector."

Operating Results

Total revenues in the fourth quarter of 1998 were $21.7 million, a 74% increase from $12.4 million during the fourth quarter of 1997. Resident fees were approximately $20.1 million, up 62% from the same period in the prior year, attributable mainly to lease transactions consummated since such time. "Same store" revenues for the eight properties operated for both the full Q4 1997 and Q4 1998 increased approximately 4% to $11.6 million. At December 31, 1998, the average occupancy of all of the Company's stabilized facilities was approximately 97% and 95% overall. Total revenues included approximately $1.5 million of property development fees related to projects being developed for unaffiliated third party owners.

For all facilities owned or leased by the Company, the facility operating margin (resident fees less facility operating expenses, divided by resident fees) for the quarter ended December 31, 1998 was 46%, compared to 47% in the prior year quarter ended December 31, 1997, the decrease being primarily due to the Company commencing operation of five additional properties since Q4 1997, which had lower average operating margins than Brookdale's historical same-store margin levels. In Q4 1998, same store facility operating income increased approximately 13% to $5.7 million with a facility operating margin of 49% versus 45% in Q4 1997.

Earnings before interest, taxes, depreciation, amortization and rent ("EBITDAR") increased 102% to $9.6 million, with EBITDAR margin in Q4 1998 of 44%, compared to 38% in Q4 1997. After-tax cash flow (defined as net income plus depreciation, amortization and deferred taxes) was $4.6 million, or $.44 per basic share ($.43 per diluted share), versus $1.5 million or $.20 per diluted share in Q4 1997. In addition, after-tax cash flow contribution of same-store facilities increased 59% from Q4 1997 to Q4 1998.

Other Recent Events

On January 19, 1999 the Company leased the 285 unit River Bay Club facility located in Quincy, Massachusetts.

Outlook

"The fundamentals of our business continue to be excellent; high occupancy and superior operating margins lead to excellent growth in earnings and after tax cash flow," said Mr. Schulte. "We currently operate some of the best senior and assisted living properties in the country and we are systematically adding to our portfolio through acquisitions and development. However, the strength of Brookdale's future lies in our skill as an operator, and I believe we have proven that strength over the last seven quarters as a public company."

Brookdale Living Communities, Inc. is a provider of senior and assisted living services to the elderly, with 19 facilities in eleven states containing an aggregate of approximately 4,168 units in upscale urban and suburban communities.

This news release contains certain forward-looking statements. When used in this news release, the words, "believes", "expects", "anticipates", "estimates" and similar words or expressions are generally intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, such as the successful completion of the acquisition of the facilities which the Company has under contract, the successful completion of development activities, the successful integration of newly acquired or leased facilities with the operations of the Company's existing facilities, fluctuations in operating results, occupancy levels in the markets in which the Company competes, and/or unanticipated changes in expenses or capital expenditures and other risks detailed in the Company's filings with the Securities and Exchange Commission.



       BROOKDALE LIVING COMMUNITIES, INC. AND SUBSIDIARIES (THE "COMPANY")

              CONSOLIDATED STATEMENTS OF OPERATIONS OF THE COMPANY
                    (In Thousands, Except Per Share Amounts)
                                   (Unaudited)


                                                                                                         Three Months Ended
                                                                                               December 31, 1998   December 31, 1997
                                                                                               -----------------   -----------------
Revenue
Resident fees ......................................................................               $ 20,062                $ 12,374
Development fees ...................................................................                  1,535                      --
Management fees ....................................................................                     73                      50
                                                                                                   --------                --------
      Total revenue ................................................................                 21,670                  12,424
                                                                                                   --------                --------

Expenses
Facility operating .................................................................                 10,942                   6,613
General and administrative .........................................................                  1,102                   1,050
Lease expense ......................................................................                  5,094                   2,832
Depreciation and amortization ......................................................                  1,276                   1,119
                                                                                                   --------                --------
      Total operating expenses .....................................................                 18,414                  11,614
                                                                                                   --------                --------
      Income from operations .......................................................                  3,256                     810
Interest income ....................................................................                  1,358                     294
Interest expense ...................................................................                 (1,263)                 (1,147)
                                                                                                   --------                --------
      Income before income tax (expense) benefit ...................................                  3,351                     (43)
Income tax (expense) benefit .......................................................                 (1,142)                    415
                                                                                                   --------                --------

     Income (loss) from continuing operations before
        extraordinary item .........................................................                  2,209                     372

Extraordinary item (net of deferred tax benefit of $24) ............................                   --                       (36)
                                                                                                   --------                --------

      Net income ...................................................................               $  2,209                $    336
                                                                                                   ========                ========

Basic earnings per common share ....................................................               $    .21                $    .05
                                                                                                   ========                ========

Weighted average shares used for computing basic
   earnings per common share .......................................................                 10,529                   7,458
                                                                                                   ========                ========

Diluted earnings per common share ..................................................               $    .21                $    .04
                                                                                                   ========                ========

Weighted average shares used for computing diluted
   earnings per common share .......................................................                 10,672                   7,671
                                                                                                   ========                ========





                                 BROOKDALE LIVING COMMUNITIES, INC. AND SUBSIDIARIES (THE "COMPANY")
                                    AND PREDECESSOR PROPERTIES (THE "PREDECESSOR" TO THE COMPANY)

                                      CONSOLIDATED STATEMENTS OF OPERATIONS OF THE COMPANY AND
                                         COMBINED STATEMENT OF OPERATIONS OF THE PREDECESSOR
                                              (In Thousands, Except Per Share Amounts)
                                                             (Unaudited)


                                                                                                    Brookdale Living   Predecessor
                                                                                                    Communities, Inc.   Properties
                                                                                Brookdale Living      period from       period from
                                                                                Communities, Inc.     May 7, 1997    January 1, 1997
                                                                                  Year Ended            through           through
                                                                                December 31, 1998  December 31, 1997    May 6, 1997
                                                                                -----------------  -----------------  --------------
Revenue
Resident fees .............................................................          $ 71,785           $ 30,105           $ 10,473
Development fees ..........................................................             5,655                 --                 --
Management fees ...........................................................               261                132                 --
                                                                                     --------           --------           --------
      Total revenue .......................................................            77,701             30,237             10,473
                                                                                     --------           --------           --------

Expenses
Facility operating ........................................................            39,935             15,892              5,872
General and administrative ................................................             4,878              2,187                 --
Lease expense .............................................................            17,876              6,942              3,042
Depreciation and amortization .............................................             4,853              2,967                857
Property management fees ..................................................                --                 --                230
                                                                                     --------           --------           --------
      Total operating expenses ............................................            67,542             27,988             10,001
                                                                                     --------           --------           --------
      Income from operations ..............................................            10,159              2,249                472
Interest income ...........................................................             4,275                694                 68
Interest expense ..........................................................            (4,153)            (3,020)              (830)
                                                                                     --------           --------           --------
      Income (loss) before minority interest and income tax
         (expense) benefit ................................................            10,281                (77)              (290)
Minority interest .........................................................                --                 --               (138)
Income tax (expense) benefit ..............................................            (3,627)               558               (236)
                                                                                     --------           --------           --------

   Income (loss) from continuing operations
       before extraordinary item ..........................................             6,654                481               (664)

Extraordinary item (net of deferred tax benefit of $24) ...................                --                (36)                --
                                                                                     --------           --------           --------

      Net income (loss) ...................................................          $  6,654           $    445           $   (664)
                                                                                     ========           ========           ========

Basic earnings per common share ...........................................          $    .68           $    .06
                                                                                     ========           ========

Weighted average shares used for computing basic
   earnings per common share ..............................................             9,751              7,208
                                                                                     ========           ========

Diluted earnings per common share .........................................         $    .67             $   .06
                                                                                     ========           ========

Weighted average shares used for computing diluted
   earnings per common share ..............................................             9,978              7,351
                                                                                     ========           ========